Simplify Gold Strategy ETF

(formerly Simplify Gold Strategy PLUS Income ETF)

Ticker Symbol (Exchange): YGLD (NYSE Arca, Inc.)

a series of Simplify Exchange Traded Funds

Supplement dated May 29, 2026, to the Prospectus and Summary Prospectus each dated November 1, 2025

Effective May 29, 2026, the Fund removed “PLUS Income” from its name and expanded the types of instruments it uses to capture gold-related returns.

The sections of prospectus and summary prospectus entitled “Principal Investment Strategies” are supplemented with the following.

Gold ETPs and Gold ETFs

The gold related instruments in which the Fund invests include exchange-traded products with direct exposure to gold (“Gold ETPs”) and exchange-traded funds with indirect exposure to gold primarily through gold futures, options, or other derivative instruments (“Gold ETFs”). Unlike Gold ETFs, Gold ETPs are not registered as investment companies under the Investment Company Act of 1940, as amended (the “1940 Act”). The adviser selects specific Gold ETPs and Gold ETFs that it believes offer sufficient liquidity and relatively low expenses. In general, the adviser selects the instrument or instruments it believes present the most economically efficient means to capture gold returns. The adviser may reallocate among instruments when one becomes more economically efficient.

The sections of prospectus and summary prospectus entitled “Principal Investment Risks” are supplemented with the following.

Underlying Fund Risk. ETFs and ETPs in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the ETFs and ETPs and may be higher than other funds that invest directly in stocks and bonds. Each of the ETFs and ETPs is subject to its own gold-related specific risks, but the adviser expects the principal investments risks of such ETFs and ETPs will be similar to the risks of investing in the Fund. The Gold ETPs in which the Fund invests are not registered, nor are they required to be registered, as investment companies subject to the 1940 Act and, therefore, are not subject to the regulatory scheme of the 1940 Act.

The section of the prospectus entitled “Principal Investment Risks” is supplemented with the following.

Underlying Fund Risk. ETFs and ETPs in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the ETFs and ETPs and may be higher than other funds that invest directly in stocks and bonds. Each of the ETFs and ETPs is subject to its own gold-related specific risks, but the adviser expects the principal investments risks of such ETFs and ETPs will be similar to the risks of investing in the Fund. The Gold ETPs in which the Fund invests are not registered, nor are they required to be registered, as investment companies subject to the 1940 Act and, therefore, are not subject to the regulatory scheme of the 1940 Act.

●	Gold ETF Risks. The Gold ETFs do not invest directly in gold. Instead, the Gold ETFs obtain indirect exposure to gold by investing in gold futures, swaps, and/or options. The market for derivatives linked to gold may be less developed, and potentially less liquid and more volatile, than more established markets. The price for gold futures, swaps, and options is based on a number of factors, including the supply of and the demand for these derivatives. Market conditions and expectations, position limits, accountability levels, collateral requirements, availability of counterparties, and other factors each can impact the supply of and demand for these derivatives. Additionally, collateral requirements may require the Gold ETFs to liquidate their positions, potentially incurring losses and expenses, when it otherwise would not do so. Investing in derivatives like gold futures may be considered aggressive and may expose the Gold ETFs to significant risks. These risks include counterparty risk and liquidity risk.

●	Exchange Traded Product (ETP) Risk. The Fund invests in Gold ETPs. Through its positions in Gold ETPs, the Fund generally will be subject to the risks associated with such vehicle’s investments, including the possibility that the value of the securities or instruments held by a Gold ETP could decrease. The Gold ETPs in which the Fund invests are not registered, nor are they required to be registered, as investment companies subject to the 1940 Act and, therefore, are not subject to the regulatory scheme of the 1940 Act including: provisions preventing Gold ETP insiders from managing a Gold ETP to their benefit and to the detriment of shareholders; provisions preventing a Gold ETP from issuing securities having inequitable or discriminatory provisions; provisions preventing management by irresponsible persons; provisions preventing the use of unsound or misleading methods of computing Gold ETP earnings and asset value; provisions prohibiting suspension of redemptions (except under limited circumstances); provisions limiting fund leverage; provisions imposing a fiduciary duty on fund managers with respect to receipt of compensation for services; and provisions preventing changes in a Gold ETP’s character without the consent of shareholders. When the Fund invests in a Gold ETP, in addition to directly bearing the expenses associated with its own operations, it also will bear a pro rata portion of the Gold ETP’s expenses (including operating costs and management fees).

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This Supplement provides relevant information for all shareholders and should be retained for future reference. The Fund’s prospectus and summary prospectus have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1 (855) 772-8488.